SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 15, 2000



                                 PPL Corporation
                                 ---------------
             (Exact Name of Registrant as Specified in Its Charter)


           Pennsylvania              1-11459             23-2758192
           ------------              -------             ----------
     State or other jurisdiction   (Commission         (IRS Employer
          of Incorporation)        File Number)      Identification No.)


           Two North Ninth Street, Allentown, Pennsylvania 18101-1179
           ----------------------------------------------------------
                    (Address of principal executive offices)


       Registrant's Telephone Number, including Area Code: (610) 774-5151
                                                           --------------

          (Former name or former address, if changed since last report)


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ITEM 5.   OTHER EVENTS
          ------------

          PPL Global, Inc., the development and international operating subsidiary of PPL Corporation, has won an international tender to purchase an
84.7 percent interest in Companhia Energetica do Maranhao (CEMAR), an electricity distribution company in Brazil. The agreement is part of PPL's integrated strategy to acquire and operate high-growth electricity delivery businesses in Latin America and select regions around the world.

          CEMAR serves about 977,000 customers in the northeast Brazilian state of Maranhao. The company has about 2,000 employees, and sold about 2,293 gigawatt-hours of electricity during 1999.

          The acquisition price was approximately R$523 million, equivalent to about US$289 million based on current exchange rates. PPL Global is acquiring the interest in CEMAR from the State of Maranhao, the Brazilian development bank BNDESPAR, and Eletrobras, a Brazilian generation company.

          The acquisition is expected to be accretive to earnings beginning in 2002. It will be financed initially with short-term debt. Over the longer term, plans are to finance the transaction with a combination of long-term debt and convertible securities. The transaction is expected to close in about one week.

          The acquisition will bring PPL Global's total investments or commitments to $2.5 billion, including investments and commitments of about $971 million in Latin America. With the addition of CEMAR's 977,000 customers, PPL will serve more than 3 million electricity distribution customers in Latin America and the United Kingdom.

                                    * * * * *

Certain statements contained in this report, including statements with respect to future earnings, are "forward-looking statements" within the meaning of the federal securities laws. Although PPL Corporation believes that the expectations and assumptions reflected in these forward-looking statements are reasonable, these statements involve a number of risks and uncertainties, and actual results may differ materially from the results discussed in the statements. The following are among the important factors that could cause actual results to differ materially from the forward-looking statements: market demand and prices for energy, capacity and fuel; weather variations affecting customer energy usage; competition in retail and wholesale power markets; the effect of any business or industry restructuring; the profitability and liquidity of PPL Corporation and its subsidiaries; new accounting requirements or new interpretations or applications of existing requirements; operating performance of plants and other facilities; environmental conditions and requirements; system conditions and operating costs; performance of new ventures; political, regulatory or economic conditions in countries where PPL Corporation or its subsidiaries conduct business; capital market conditions; share price performance; foreign exchange rates; and the commitments and liabilities of PPL


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Corporation and its subsidiaries. Any such forward-looking statements should be considered in light of such factors and in conjunction with PPL Corporation's Form 10-K and other reports on file with the Securities and Exchange Commission.


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                                    SIGNATURE
                                    ---------

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        PPL CORPORATION

                                        By: /s/ James E. Abel
                                           ------------------------------------
                                           James E. Abel
                                           Vice President-Finance and Treasurer

Dated:  June 15, 2000